UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K/A (AMENDMENT NO. 1) CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report: (Date of earliest event reported): December 1, 2014
Nexstar Broadcasting Group, Inc. (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
Delaware (State or other jurisdiction of incorporation)	000-50478 (Commission File Number)	23-3083125 (IRS Employer Identification No.)
545 E. John Carpenter Freeway, Suite 700 Irving, Texas 75062 (Address of Principal Executive Offices, including Zip Code)
(972) 373-8800 (Registrant's Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report) ______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

      This Amendment No. 1 on Form 8-K/A (this "Form 8-K/A") is an amendment to the Current Report on Form 8-K of Nexstar Broadcasting Group, Inc., filed on December 5, 2015 (the "Original Form 8-K"). This Form 8-K/A is being filed to provide financial statements of the acquired business required by Item 9.01 (a) and the pro forma financial information required by Item 9.01 (b). This Form 8-K/A amends and restates in its entirety Item 9.01 (a) and Item 9.01.(b) of the Original Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 1, 2014, Nexstar Broadcasting Group, Inc. (the "Company" or "Nexstar") completed its previously announced acquisition of the outstanding equity of Grant Company, Inc., the owner of 7 television stations in 4 markets, for $87.5 million in cash, subject to adjustments for working capital, from the Estate of Milton Grant. The purchase price was funded by a combination of cash generated from operations and borrowings under the Company's existing credit facilities. The stations acquired, along with their respective network affiliation agreements, are WFXR, the FOX affiliate and WWCW, The CW affiliate, both serving the Roanoke, Virginia market, WZDX, the FOX affiliate in the Huntsville, Alabama market, KGCW, The CW affiliate and KLJB, the FOX affiliate, both in the Quad Cities, Iowa market and WLAX/WEUX, the FOX affiliates in the LaCrosse, Wisconsin market. WEUX operates as a satellite station of WLAX. Simultaneous with the acquisition, Nexstar sold certain assets of KLJB to Marshall Broadcasting Group, Inc. ("Marshall") for $15.3 million in cash and entered into local service agreements with Marshall to perform certain sales and other services for KLJB.
Item 9.01.  Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired
The financial statements required by this item are incorporated herein by reference from Exhibit 99.3 to the Company's Current Report on Form 8-K filed on January 21, 2015.
(b) Pro Forma Financial Information
The pro forma financial information required by this item are included as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.
(d) Exhibits

Exhibit No.	Description
99.1	Unaudited Pro Forma Combined Financial Data
99.2
Grant Company, Inc.'s audited consolidated financial statements as of and for the years ended December 31, 2013 and 2012 and unaudited condensed financial statements as of September 30, 2014 and December 31, 2013 and for the nine months ended September 30, 2014 and 2013 (incorporated by reference to Exhibit 99.3 to Current Report on Form 8-K filed by Nexstar Broadcasting Group, Inc. on January 21, 2015)

99.3
Audited financial statements of Internet Broadcasting Systems, Inc. as of and for the years ended December 31, 2013 and 2012 (incorporated by reference to Exhibit 99.1 to Current Report on Form 8-K filed by Nexstar Broadcasting Group, Inc. on June 16, 2014)

99.4
Unaudited condensed financial statements of Internet Broadcasting Systems, Inc. as of March 31, 2014 and for the three months ended March 31, 2014 and 2013 (incorporated by reference to Exhibit 99.2 to Current Report on Form 8-K filed by Nexstar Broadcasting Group, Inc. on June 16, 2014)

99.5
Unaudited pro forma combined financial information as of and for the three months ended March 31, 2014 and for the year ended December 31, 2013 (incorporated by reference to Exhibit 99.3 to Current Report on Form 8-K filed by Nexstar Broadcasting Group, Inc. on June 16, 2014)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXSTAR BROADCASTING GROUP, INC.

	By:	/s/ Thomas E. Carter
Date: February 13, 2015	Name:	Thomas E. Carter
	Title:	Chief Financial Officer(Principal Financial Officer)

EXHIBIT INDEX
Exhibit No.	Description
99.1	Unaudited Pro Forma Combined Financial Data
99.2
Grant Company, Inc.'s audited consolidated financial statements as of and for the years ended December 31, 2013 and 2012 and unaudited condensed financial statements as of September 30, 2014 and December 31, 2013 and for the nine months ended September 30, 2014 and 2013 (incorporated by reference to Exhibit 99.3 to Current Report on Form 8-K filed by Nexstar Broadcasting Group, Inc. on January 21, 2015)

99.3
Audited financial statements of Internet Broadcasting Systems, Inc. as of and for the years ended December 31, 2013 and 2012 (incorporated by reference to Exhibit 99.1 to Current Report on Form 8-K filed by Nexstar Broadcasting Group, Inc. on June 16, 2014)

99.4
Unaudited condensed financial statements of Internet Broadcasting Systems, Inc. as of March 31, 2014 and for the three months ended March 31, 2014 and 2013 (incorporated by reference to Exhibit 99.2 to Current Report on Form 8-K filed by Nexstar Broadcasting Group, Inc. on June 16, 2014)

99.5
Unaudited pro forma combined financial information as of and for the three months ended March 31, 2014 and for the year ended December 31, 2013 (incorporated by reference to Exhibit 99.3 to Current Report on Form 8-K filed by Nexstar Broadcasting Group, Inc. on June 16, 2014)